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                                                                  Exhibit 10.24a


                       AMENDMENT TO DISTRIBUTION AGREEMENT

      THIS AMENDMENT ("Amendment") to the Distribution Agreement is made as of July 1, 2000, by and among Infogrames Multimedia SA and Infogrames Entertainment SA (collectively, "Infogrames") and Infogrames, Inc. (formerly GT Interactive Software Corp.; "GTIS").

                               W I T N E S S E T H

      WHEREAS, Infogrames and GTIS entered into a Distribution Agreement, dated as of December 16, 1999 (the "Distribution Agreement"), whereby GTIS licensed to Infogrames the right to distribute, publish and market certain Products owned or controlled by GTIS;

      WHEREAS, pursuant to Section 28 of the Distribution Agreement, the parties may amend provisions of the Distribution Agreement upon the written consent of the parties;

      WHEREAS, Infogrames and GTIS wishes to amend the Distribution Agreement to include Australia in the definition of Territory.

      NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties, intending to be legally bound, agree as follows:

      1. DEFINED TERMS. Except as set forth herein, capitalized terms contained in this Amendment shall have the respective meanings ascribed to such terms in the Distribution Agreement.

      2. AMENDMENT OF THE DISTRIBUTION AGREEMENT. The Distribution Agreement is hereby amended by deleting Section 1(i) in its entirety and replacing it with the following:

      (i) "Territory" means the continent of Australia and all countries currently comprising Europe, including without limitation all countries included in the European Union.

      3. CONTINUING EFFECT; NO OTHER AMENDMENTS. Except as expressly amended hereby, all of the terms and provisions of the Distribution Agreement are and shall remain in full force and effect.
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      4. GOVERNING LAW. This Amendment and the rights and obligations of the parties hereunder shall be governed by the laws of France, without regard to conflicts of laws provisions thereof and without regard to the United Nations Convention on Contracts for the International Sale of Goods.

      5. COUNTERPARTS. This Amendment may be executed in any number of separate counterparts, each of which when so delivered shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.


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            IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.


                                    INFOGRAMES MULTIMEDIA SA



                                    By: /s/ Bruno Bonnell
                                       _________________________________
                                          Name: Bruno Bonnell


                                    INFOGRAMES ENTERTAINMENT SA



                                    By: /s/ Bruno Bonnell
                                       _________________________________
                                          Name: Bruno Bonnell


                                    INFOGRAMES, INC.



                                    By: /s/ Denis Guyennot
                                       _________________________________
                                         Name: Denis Guyennot
                                         Title: President



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